UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2006

SONORAN ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-28915	13-4093341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 W. Ray Road, Suite 130, Chandler, AZ 85226
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (480) 963-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⁭

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

⁭

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Ala Nuseibeh resigned as a director and as a Vice President of our company effective March 9, 2006.  The company will continue to retain his services as a consultant to advance the business interests of the company, including in the Middle East region.

Mr. Nuseibeh will be compensated under this contract at a level comparable to his previous remuneration.  There are no existing disagreements between the company and Mr. Nuseibeh.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2006

SONORAN ENERGY, INC.

By:/s/ Peter Rosenthal

Peter Rosenthal

President